SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 13, 2005

Western Sierra Bancorp

(Exact Name of Registrant as Specified in its Charter)

California	000-25979	68-0390121
(State or Other Jurisdiction of Incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4080 Plaza Goldorado Circle, Cameron Park, California		95682
(Address of Principal Executive Offices)		(Zip Code)

(530) 677-5600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Item 7.01. Regulation FD Disclosure

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and Item 7.01, “Regulation FD Disclosure.”

On April 13, 2005, Western Sierra Bancorp issued a press release setting forth its first quarter 2005 earnings. A copy of the press release is attached hereto as Exhibit 99 and hereby incorporated by reference.

Exhibit Index

99 Press release, dated: April 13, 2005, issued by Western Sierra Bancorp

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Western Sierra Bancorp has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WESTERN SIERRA BANCORP

Date: April 14, 2005	By:	/s/ Anthony J. Gould
Anthony J. Gould
Chief Accounting and Financial Officer